EXHIBIT 10.3

                                ESCROW AGREEMENT

     This Escrow Agreement (hereinafter the "Escrow Agreement") is made and entered into this 19th day of July, 2001, by and among Berens Industries, Inc., a Nevada corporation ("Berens"), Yolana Partnership, LTD., a Texas limited partnership that is a control person of Berens ("Yolana" or the "Shareholder"), and Robert D. Axelrod, P.C., as the Escrow Agent ("Escrow Agent").

     WHEREAS, Yolana is a control person of Berens and desires to facilitate Berens' acquisition of the capital stock of Solis Communications Corporation, a Texas corporation, ("Solis") because such a stock acquisition will benefit Berens directly and Yolana indirectly.

     WHEREAS, Berens has entered into that certain Stock Exchange Agreement dated as of July 19, 2001, by and among Berens, and the stockholders of Solis, and Mr. Marc Ivan Berens who is a control person of Berens ("Mr. Berens"), to which this Escrow Agreement is Exhibit "D" (the "Stock Exchange Agreement").

     WHEREAS, the Stock Exchange Agreement requires that Yolana deposits into escrow 2,000,000 shares of Berens common stock (the "Escrow Stock" or "Escrow Shares") and that this Escrow Agreement be executed, delivered and performed prior to the execution of the Stock Exchange Agreement.

     WHEREAS, in connection with the execution of the Stock Exchange Agreement it is necessary to establish an escrow for the Escrow Stock.

     WHEREAS, the Parties desire that Robert D. Axelrod, P.C. serve as the Escrow Agent in connection with this Escrow Agreement.

     The defined terms herein have the same meaning as the defined terms in the Stock Exchange Agreement of even date herewith by and among the Parties.

     NOW THEREFORE, in consideration of the foregoing recitals and the mutual covenants and obligations herein contained, the Parties agree hereto as follows:

     1.     Escrow  of  Escrow  Stock.  At  the  time  of  executing this Escrow
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Agreement,  the  Shareholder  shall  deliver  to the Escrow Agent the following:


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          a.  Certificates  representing  the  Escrow  Stock  which is 2,000,000 shares  of  common  stock  of  Berens;

          b. Stock powers for the Escrow Shares, fully executed by the Shareholder covering the certificates delivered in escrow (the "Stock Powers"). The Stock Powers, along with the Escrow Stock, shall hereinafter be collectively referred to as the "Escrowed Documents."



          c. The Shareholder, by the delivery of the 2,000,000 Escrow Shares to the Escrow Agent, does hereby acknowledge and represent that the Escrow Shares are owned, beneficially and of record, by the Shareholder, free and clear of any liens, claims, equities, charges, options, rights of first refusal or encumbrances and, further, acknowledges and represents that it has the unrestricted right and power to transfer, convey and deliver full ownership of the Escrow Shares without the consent, agreement or joinder of any other person and without any designation, declaration or filing with any governmental authority.

     2.     Conditions  for  Release  from  Escrow.  The  Escrow Agent is hereby
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instructed  to  receive  and  hold the Escrow Shares in escrow until January 10,
2002,  unless  extended  thereafter  for 30 days pursuant to Section 2(c) below.

     (a) On January 10, 2002, the Chief Financial Officer of Berens shall send written notice (the "Escrow Notice") to the Escrow Agent and the Shareholder, informing them of the amount of funds, if any, that has been received by Berens from debt financings, equity financings, or net proceeds from litigation received by Berens in connection with litigation that was initiated by Berens prior to the Closing Date, excluding (i) any litigation initiated by Artmovement.com, Inc., and
          (ii)  any  funds  received  from  George  Speaks.

     (b) If the Escrow Notice sets forth that Berens has received greater than $150,000 by January 10, 2002 in connection with the sources of funds listed in Section 2(a), then the Escrow Agent shall release, within five (5) business day of the Escrow notice, the Escrow Documents to the Shareholder.

     (c) If Berens receives less than $150,000 by January 10, 2002 pursuant to sources listed in Section 2(a), the Escrow Agent shall release within five (5) business days of the Escrow Notice, the number of Escrow Shares equal to 2,000,000 times a fraction, the numerator of which is the amount received pursuant to sources provided in Section 2(a) and the denominator of which is $150,000. In addition, the Shareholder shall have thirty (30) days from January 10, 2002 to make up the difference between the amount received pursuant to Section 2(a) and $150,000 ("Differential Amount"). Shareholder shall have the right to pay the Differential Amount or any portion thereof in cash at the price of the greater of five cents ($.05) per share of Common Stock or the average of the current closing price of the shares of common stock of Berens for the 10 days prior to January 10, 2002. Notwithstanding the foregoing, the Differential Amount or any portion thereof may be paid at terms no less favorable than the terms under which Berens raised capital, if any, pursuant to Section 2(a).

     (d) Upon receipt of the Differential Amount or any portion thereof, the CFO shall instruct the Escrow Agent to release the number of Escrow Shares equal to 2,000,000 times a fraction, the numerator of which is the amount of Differential Amount paid by the Shareholder and the denominator of which is $150,000.


     3.     Escrow Period and Delivery.  The escrow period shall commence on the
            --------------------------
date of the execution of this Escrow Agreement, which shall be the same date as the date of the Closing of the Stock Exchange Agreement, and shall continue until the final disposition of the Escrowed Documents in accordance with the terms of this Escrow Agreement (the "Termination"). Once the Escrow Agent has delivered the Escrowed Documents in accordance with the terms of this Escrow Agreement, its duties pursuant to this Escrow Agreement shall be completed and it shall have no further responsibility whatsoever hereunder.

     4. The Shareholder hereby agrees that as long as the Escrow Stock is held in escrow pursuant to this Escrow Agreement, it will not take any action to cancel, sell, pledge, assign, dispose of or otherwise transfer the Escrow Stock, except as otherwise provided by this Escrow Agreement. If Berens declares a cash dividend or stock dividend or if Berens splits or subdivides its shares of common stock or issues any shares of its common stock in a reclassification, then any cash dividend or stock dividend to which the Shareholder would be entitled shall be issued directly to the Escrow Agent to hold in escrow in accordance with the terms and conditions of this Escrow Agreement.

     5. The Escrow Agent is hereby authorized to exchange the share certificates delivered to it for any number and any denomination of share certificates that the Escrow Agent, in its sole discretion, requires to enable it to release the Escrow Stock from time to time, as required pursuant to this Escrow Agreement.

     6. The Escrow Agent shall have no duties or obligations other than those specifically set forth herein or required by law. The acceptance by the Escrow Agent of its duties under this Escrow Agreement is subject to the terms and conditions hereof, which shall govern and control with respect to its rights, duties, liabilities and immunities.

     7. Berens and the Shareholder understand and agree that the Escrow Agent is not a principal, participant, or beneficiary of the underlying transactions which necessitate this Escrow Agreement. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in acting or refraining from acting on any instrument reasonably believed by it to be genuine and to have been signed or presented by the proper Party or Parties, their officers, representatives or agents. As long as the Escrow Agent has acted in good faith or on the advice of counsel or has not been guilty of willful misconduct, the Escrow Agent shall have no liability under, or duty to inquire beyond the terms


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and  provisions  of  this Escrow Agreement, and it is agreed that its duties are purely ministerial in nature. The Escrow Agent shall in no event be liable for any exemplary or consequential damages, the Parties understanding that this limitation is provided for in view of the fact that Escrow Agent will receive no compensation (other than reimbursement for expenses), for its services hereunder.

     8. The Escrow Agent shall not be obligated to take any legal actions hereunder against any third party who is not a party to this Escrow Agreement which might, in the Escrow Agent's judgment, involve any expense or liability, unless the Escrow Agent shall have been furnished with reasonable indemnity.


     9. The Escrow Agent is not bound in any way by any other contract or agreement between or among the Parties hereto whether or not the Escrow Agent has knowledge thereof of its terms and conditions and the Escrow Agent's only duty, liability and responsibility shall be to hold and deal with the Escrowed Documents as herein directed.

     10. The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Escrow Agreement unless the same shall be in writing and signed by all of the other Parties hereto and, if its duties as Escrow Agent hereunder are affected thereby, unless it shall have given prior written consent thereto.

     11. The Parties hereto each jointly and severally agree to indemnify the Escrow Agent against and hold the Escrow Agent harmless from anything which the Escrow Agent may do or refrain from doing in connection with its performance or non-performance as Escrow Agent under this Escrow Agreement and any and all losses, costs, damages, expenses, claims and reasonable attorneys' fees suffered or incurred by the Escrow Agent as a result of, in connection with or arising from or out of the acts of omissions of the Escrow Agent in performance of or pursuant to this Escrow Agreement, except such acts or omissions as may result from the Escrow Agent's willful misconduct.

     12. In the event of any disagreement between Berens and the Shareholder or any or either of them concerning this Escrow Agreement or between them, or demands being made in connection with the Escrow Stock, or in the event that the Escrow Agent is in doubt as to what action the Escrow Agent should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, as long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue so to refrain from acting until:

          a. the rights of Berens and the Shareholder shall have been fully and finally adjudicated by a court of competent jurisdiction; or

          b. all differences shall have been adjusted and all doubt resolved by agreement between Berens and the Shareholder, and the Escrow Agent shall have been notified thereof in writing signed by all Parties.


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     13.     Should the Escrow Agent become involved in litigation in any manner whatsoever on account of this Escrow Agreement or the Escrow Stock, the Parties hereto (other than Escrow Agent), hereby bind and obligate themselves, their heirs, personal representatives, successors, assigns to pay Escrow Agent, in addition to any charge made hereunder for acting as Escrow Agent, reasonable attorneys' fees incurred by Escrow Agent, and any other disbursements, expenses, losses, costs and damages in connection with or resulting from such actions, unless such litigation is the direct result of the Escrow Agent's own willful misconduct.

     14. The terms of these instructions are irrevocable by the undersigned unless such revocation is consented to in writing by each of Berens and the Shareholder.
     15. The terms herein shall be binding upon the Escrow Agent and its successors, and upon Berens and the Shareholder.

     16. The Escrow Agent may resign as escrow agent in respect of the Escrow Stock by giving written notice to Berens and the Shareholder. The resignation of the Escrow Agent shall be effective, and the Escrow Agent shall cease to be bound by this Escrow Agreement, thirty (30) days following the date such notice of resignation is given.

     Berens and the Shareholder shall, before the effective date of the resignation of the Escrow Agent, appoint another escrow holder who shall be acceptable to them and that such an appointment, when made, shall be binding on them. Upon appointment by the new escrow holder, the Escrow Agent shall deliver the Escrowed Documents to the new escrow holder whereupon the Escrow Agent shall not be liable for the completion of any further acts pursuant to this Escrow Agreement. In the event that Berens and the Shareholder do not appoint a new escrow holder prior to the expiration of the thirty (30) day period, the Escrow Agent shall be entitled to make application to a court of competent jurisdiction in the State of Texas to be relieved of the obligations upon it and/or to interplead the Escrowed Documents into such court and for directions with respect to the delivery of the Escrowed Documents. The Escrow Agent shall be entitled to act in accordance with the direction of the court without any further liability whatsoever to any other Party.

     17. The Escrow Agent will not receive any compensation for the performance of its services in connection with this Escrow Agreement except for the reimbursement of any and all out-of-pocket expenses incurred by the Escrow Agent in connection with the performance of its services hereunder.

     18. All notices and other communications provided for herein shall be in writing and shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or overnight air courier guaranteeing next day delivery:


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  (a)     If  to  Berens:

          Berens  Industries,  Inc.
          701  N.  Post  Oak,  Suite  350
          Houston,  Texas  77056
          Fax:  (713)  682-7204

          With  a  copy  to:

          Robert  D.  Axelrod
          Axelrod,  Smith  &  Kirshbaum
          5300  Memorial  Drive,  Suite  700
          Houston,  Texas  77007
          Fax:  (713)  552-0202


  (b)     If  to  Yolana  Partnership,  Ltd.

          Yolana  Partnership,  Ltd.
          701  N.  Post  Oak  Road,  Suite  350
          Houston,  Texas,  77024

          With  copies  to:

          Brewer  &  Pritchard,  P.C.
          Three  Riverway,  Suite  1800
          Houston,  Texas  77056
          Fax:   (713)  659-5302

  (c)     If to  Escrow  Agent  to:

          Robert  D.  Axelrod,  P.C.
          c/o  Axelrod,  Smith  &  Kirshbaum
          5300  Memorial  Drive,  Suite  700
          Houston,  Texas  77007
          Fax:  (713)  552-0202

All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three days after being deposited in the mail, postage prepaid, sent certified mail, return receipt requested, if mailed; and the next day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     19. The Shareholders' voting rights for the Escrowed Shares shall not be affected while the Escrowed Shares are held in escrow pursuant to this Escrow Agreement.


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     20.     This  Escrow  Agreement shall be construed according to the laws of the State of Texas and the Parties submit themselves to the exclusive jurisdiction of the courts of the State of Texas in the event of any dispute.

     21. This Escrow Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same.

     22. The Escrow Agent and any stockholder, director, officer, partner or employee of the Escrow Agent may have a pecuniary interest in any transaction in which the Parties may be interested, or contract with or lend money to a party or otherwise act as fully and freely with a party as though it were not Escrow Agent under this Agreement. In other words, this Escrow Agreement shall not prevent the Escrow Agent from performing any other activity which it would normally perform. Additionally, nothing herein shall preclude the Escrow Agent from acting in any other capacity for either of the Parties. SPECIFICALLY, THE PARTIES EXPRESSLY ACKNOWLEDGE AND AGREE THAT THE ESCROW AGENT AND EMPLOYEES OF THE ESCROW AGENT SERVE AS LEGAL COUNSEL TO SOLIS, TO THE STOCKHOLDERS OF SOLIS IN CONNECTION WITH THE STOCK EXCHANGE AGREEMENT AND MAY ACT IN THE FUTURE AS LEGAL COUNSEL TO BERENS. THE PARTIES EXPRESSLY WAIVE ANY CONFLICT OF INTEREST WHICH MAY ARISE FROM SUCH LEGAL REPRESENTATION AND SERVING AS ESCROW AGENT HEREUNDER. FURTHER, THE SHAREHOLDER EXPRESSLY AGREES THAT SERVING AS ESCROW AGENT WILL IN NO WAY PRECLUDE ESCROW AGENT OR ANY EMPLOYEE OR PARTNER OF ESCROW AGENT FROM CONTINUING TO SERVE AS LEGAL COUNSEL TO THE STOCKHOLDERS OF SOLIS, SOLIS OR IN THE FUTURE TO SERVE AS LEGAL COUNSEL TO BERENS.


                         [SIGNATURES ON FOLLOWING PAGE]



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     IN  WITNESS WHEREOF, the Parties hereto have executed this Escrow Agreement effective  as  of  the  day  and  year  first  above  written.



                               BERENS  INDUSTRIES,  INC.


                               By:
                                  ----------------------------------------------
                                   /s/  Marc  Ivan  Berens,  President



                               SHAREHOLDER:

                               YOLANA  PARTNERSHIP,  LTD.


                               By:  /s/  Jeffrey  Hansen
                                    Simkova,  L.L.C.,  General  Partner  of
                                    Yolana  Partnership,  Ltd.


                               By:
                                  ----------------------------------------------
                               /s/  Jeffrey Hansen, President of Simkova, L.L.C.


                               ROBERT D. AXELROD, P.C., AS THE ESCROW AGENT



                               By:
                                  ----------------------------------------------
                                   /s/  Robert  D.  Axelrod,  President


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